UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                     811-22446

CPG JPMorgan

Alternative Strategies Fund, LLC

(Exact name of registrant as specified in charter)

805 Third Ave., 18th Floor, New York, NY	10022

(Address of principal executive offices)	(Zip code)

Gemini Fund Services, LLC 17605 Wright St Omaha Nebraska, 68130

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-317-9200

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

CPG JPMorgan Alternative Strategies Fund, LLC

Financial Statements

For the Period from April 1, 2013 to September 30, 2013

(Unaudited)

      Table of Contents

Statement of Assets and Liabilities	1
Statement of Operations	2
Statements of Changes in Net Assets	3
Statement of Cash Flows	4
Financial Highlights	5
Notes to Financial Statements	6
Schedule of Portfolio Investments	12
Supplemental Information	13

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC
Statement of Assets and Liabilities (Unaudited)
September 30, 2013

Assets
Investments in Investment Funds, at fair value (cost $46,384,935)	$ 51,076,666
Due from Adviser	16,829
Prepaid expenses and other assets	41,512
Total Assets	51,135,007

Liabilities
Subscriptions received in advance	1,580,250
Payable for Units redeemed	237,916
Accounts payable and other accrued expenses	144,281
Total Liabilities	1,962,447
Net Assets	$ 49,172,560

Composition of net assets
Paid in capital	$ 45,951,681
Accumulated net investment loss	(2,172,699)
Accumulated net realized gain from investments in Investment Funds	701,847
Accumulated net unrealized appreciation from investments in Investment Funds	4,691,731
Net assets at end of period	$ 49,172,560

Units of beneficial interests outstanding	3,709,232

Net asset value per Unit	$ 13.26

See accompanying notes to financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC
Statement of Operations (Unaudited)
For the period from April 1, 2013 to September 30, 2013

Investment Income
Interest	$ 38

Expenses
Management fees	362,558
Professional and administrator fees	177,137
Printing and postage expenses	12,669
Directors' fees	3,920
Other expenses	24,752
Total Expenses	581,036
Fees reimbursed by the Adviser (See Note 4)	(37,199)
Net Expenses	543,837

Net Investment Loss	(543,799)

Net realized and unrealized gain from investments
Net realized gain from investments in Investment Funds	501,496
Net change in unrealized appreciation on investments in Investment Funds	860,363
Total change in net realized and unrealized gain from investments	1,361,859

Net increase in net assets resulting from operations	$ 818,060

See accompanying notes to financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC
Statement of Changes in Net Assets

	For the period from April 1, 2013 to September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013

Net assets at beginning of period	$ 46,346,646	$ 26,364,505

Increase (decrease) in net assets resulting from operations
Net investment loss	(543,799)	(911,323)
Net realized gain from investments in Investment Funds	501,496	1,063,327
Net change in unrealized appreciation on investments in Investment Funds	860,363	2,583,752
Net increase in net assets resulting from operations	818,060	2,735,756

Distributions to unit holders
From net investment income	-	(499,403)
From net realized gains	-	(862,976)
Net decrease in net assets from distributions to unit holders	-	(1,362,379)

Increase in net assets resulting from capital transactions
Proceeds from Units issued	2,460,915	17,890,194
Reinvestment of distributions	-	1,347,964
Cost of Units redeemed	(453,061)	(629,394)
Net increase in net assets from capital transactions	2,007,854	18,608,764

Total net increase in net assets	2,825,914	19,982,141
		-
Net assets at end of period/year	$ 49,172,560	$ 46,346,646
Accumulated net investment loss	$ (2,172,699)	$ (1,628,900)

Unit Activity
Units Sold	186,986	1,417,642
Units Reinvested	-	104,982
Units Redeemed	(34,353)	(48,522)
Net increase in units outstanding	152,633	1,474,102

See accompanying notes to financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC
Statement of Cash Flows (Unaudited)
For the period from April 1, 2013 to September 30, 2013

Cash flows from operating activities
Net increase in net assets resulting from operations	$ 818,060
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(1,700,000)
Purchases of Short Term Investments	(1,925,112)
Net realized gain from investments in Investment Funds	(501,496)
Net change unrealized appreciation on investments in Investment Funds	(860,363)
(Increase)/Decrease in assets:
Advanced subscriptions in investments in Investment Funds	400,000
Due from Adviser	43,021
Prepaid expenses and other assets	66,633
Increase/(Decrease) in liabilities:
Accounts payable and other accrued expenses	(35,667)
Net cash used in operating activities	(3,694,924)

Cash flows from financing activities:
Proceeds from Units issued, including subscriptions received in advance	3,475,165
Payment of Units redeemed, net of payable for Units redeemed	(744,539)
Net cash provided in financing activities	2,730,626

Net increase in cash and cash equivalents	(964,298)
Cash and cash equivalents at beginning of year	964,298
Cash and cash equivalents at end of year	$ -

See accompanying notes to financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Unit of Beneficial Interests Outstanding Throughout Each Period

	For the period from April 1, 2013 to September 30, 2013 (Unaudited)		For the Year Ended March 31, 2013	For the Period October 1, 2011 (commencement of operations) through March 31, 2012

Per Unit operating performance:
Net asset value, beginning of period	$ 13.03		$ 12.66	$ 12.00

Activity from investment operations (1):
Net investment loss	(0.15)		(0.28)	(0.14)
Net realized and unrealized gain on investments	0.38		1.05	0.80
Total from investment operations	0.23		0.77	0.66

Less distributions from:
Net investment income	-		(0.15)	-
Net realized gains	-		(0.25)	-
Total distributions	-		(0.40)	-
Net asset value, end of period/year	$ 13.26		$ 13.03	$ 12.66

Net assets, end of period/year in (000s)	$ 49,173		$ 46,347	$ 26,365

Ratios/Supplemental Data:
Ratio of total expenses to average net assets (2)	2.40%	(3)	2.55%	6.34%	(3)
Ratio of net expenses to average net assets	2.25%	(3)	2.25%	2.25%	(3)
Ratio of net investment loss to average net assets	(2.25)%	(3)	(2.25)%	(2.25)%	(3)

Portfolio Turnover Rate	26%	(4)	49%	0%	(4)

Total return (5)	1.77%	(4)	6.13%	5.50%	(4)

(1)	Per Unit amounts calculated using the average Units outstanding during the period, which management believes more appropriately presents the per Unit data for the period.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(3) Annualized for periods less than one full year.
(4) Not annualized.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

See accompanying notes to finanical statements.

CPG JPMorgan Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited)

September 30, 2013

1. Organization

CPG JPMorgan Alternative Strategies Fund, LLC (the “Fund”) was organized in the State of Delaware on July 28, 2010 as a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on October 1, 2011.

The Fund’s investment objective is to seek attractive risk-adjusted returns with significantly less volatility and correlation to broad market indices than equity investments. Correlation refers to the degree of relationship between investment indices. The Fund seeks to achieve its investment objective by investing its assets in private alternative investment funds (“Investment Funds”). Under normal market conditions, the Fund intends to emphasize allocations first, to Investment Funds managed by Highbridge Capital Management, LLC and its affiliates (“Highbridge”) and by J.P. Morgan Investment Management, Inc. and its affiliates (“JP Morgan”), and second, to Investment Funds that are unaffiliated with both Highbridge and JP Morgan (the “Other Funds”). The Adviser expects to invest a significant percentage of the Fund’s net assets, measured at the time of investment, in Investment Funds advised by Highbridge or JP Morgan, or a combination of both.

The Fund’s Board of Directors (the “Directors”) have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operations of the Fund’s business. The Directors have engaged Central Park Advisers, LLC (the “Adviser”), a Delaware Limited Liability Company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an independent investment advisory firm registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

The Fund offers units of beneficial interest (the “Units”) on a continuous basis. Units may be purchased as of the first business day of each month based upon the Fund’s then current net asset value.

The Fund is organized as a closed-end management investment company. Investors do not have the right to require the Fund to redeem their Units. The Fund may, from time to time, provide liquidity to investors by offering to repurchase Units pursuant to written tenders by investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Directors, in their sole discretion. The Adviser anticipates the Fund will offer to repurchase Units from investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. The Adviser expects that, generally, each repurchase offer made during the first three calendar quarters will tender up to 20% of the net assets of the Fund. The Adviser also expects that repurchase offers made at December 31 will apply to a number of Units that will be sufficient to satisfy any redeeming Investor’s redemption request. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

2. Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and are expressed in United States dollars.

The following is a summary of significant accounting and reporting policies followed by the Fund in the preparation of the financial statements.

Federal Income Taxes: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its unit holders substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Federal Tax Information: The Fund has adopted a tax year end of September 30 (“Tax year”). As such, the Fund’s tax-basis capital gains and losses will only be determined at the end of each Tax year. Accordingly, tax basis distributions, if any, as well as the compositions of net assets on a tax basis will be determined as of September 30, 2013 and reflected in the financial statement footnotes for the fiscal year ending March 31, 2014. For the six months ended September 30, 2013, the Fund did not make any distributions.

CPG JPMorgan Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited)(Continued)

September 30, 2013

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized gains from investments in Investment Funds is primarily attributable to adjustments for the Fund’s holdings of passive foreign investment companies and partnerships.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. Tax years 2013 and 2012 remains subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Cash & Cash Equivalents: Cash consists of monies held at Union Bank, N.A. (formerly, Union Bank of California, N.A.). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. Cash and cash equivalents consist of monies invested in overnight deposit accounts, which pay money market rates and are accounted for at cost plus accrued interest. The Fund considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents. There are no restrictions on the cash and cash equivalents held by the Fund.

Investment Transactions: The Fund accounts for realized gains and losses from Investment Funds transactions based upon the pro-rata ratio of the fair value and cost of the underlying Investment Fund at the date of redemption. Interest income and expenses are recorded on the accrual basis.

Dividends and distributions to unit holders: Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.  The Fund records dividends and distributions to its unit holders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per Unit of the Fund.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund's assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

3. Portfolio Valuation

Fair Value Measurements and Disclosures: Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under U.S. GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

 The three-tier hierarchy of inputs is summarized below:

•

Level 1 – unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

CPG JPMorgan Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited)(Continued)

September 30, 2013

•

Level 2 – inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly.  For investments measured at net asset value (“NAV”) as of the measurement date, included in this category are investments that can be withdrawn by the Fund at NAV as of the measurement date, or within one year from the measurement date.

•

Level 3 – significant unobservable inputs for the financial instrument (including the Fund’s own assumptions in determining the fair value of investments).  For investments measured at NAV as of the measurement date, included in this category are investments for which the Fund does not have the ability to redeem at NAV as of the measurement date due to lock up and/or redemption notice period greater than one year from the measurement date.

U.S. GAAP requires that investments are classified within the level of the lowest significant input considered in determining fair value.  In evaluating the level at which the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to price transparency, the ability to redeem at NAV at the measurement date (within 1 year) and the existence or absence of certain restrictions at the measurement date.

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors. Investments in Investment Funds subject to suspension of redemptions are classified as Level 3 assets.

Lock-up periods require an investor to wait a specified length of time after the initial issuance of Units before redemption can be granted.  It is common for Investment Funds to include lock-up periods in the private placement memorandum to reduce liquidity risk and allow subscriptions proceeds to be invested over an appropriate time horizon.  Investments in Investment Funds with lock-up periods of one year or less that are publishing NAVs and redeeming unlocked Units at the published NAV are classified as Level 2 assets. Investments in Investment Funds with lock-up periods of more than one year are classified as Level 3 assets.

Net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a monthly basis and reports to the Audit Committee on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value, which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Adviser and/or the Directors will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Portfolio Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at September 30, 2013.

CPG JPMorgan Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited)(Continued)

September 30, 2013

The following table summarizes the valuation of the Fund’s investments by investment strategy and by the above fair value hierarchy levels as of September 30, 2013.

Assets	Level 1	Level 2	Level 3	Total
Investments
Multi-Strategy Investment Funds	$ -	$ 49,151,554	$ -	$ 49,151,554
Short Term Investments	$ 1,925,112	$ -	$ -	$ 1,925,112
Total Investments	$ 1,925,112	$ 49,151,554	$ -	$ 51,076,666

It is the Fund’s policy to recognize transfers at the end of the reporting period. There were no transfers between Level 1 and Level 2, during the six month ended September 30, 2013. Transfers between Level 2 and Level 3 are detailed below.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Investment Funds
Beginning Balance, March 31, 2013	$ 8,148,111
Purchases of Investment Funds	-
Sales of Investment Funds	-
Net Change in Unrealized Appreciation	474,435
Transfers into Level 3	-
Transfers out Level 3	(8,622,546)
Balance, September 30, 2013	$ -

Net unrealized appreciation for investments in Investment Funds still held at March 31, 2013	$ 1,348,111

Transfers out of Level 3 represent investments in Investment Funds that were previously categorized as Level 3 investments for the year ended March 31, 2013. In accordance with authoritative guidance, these investments are being reclassified as Level 2 investments for the six month ended September 30, 2013 as the Company has the ability to redeem its investment at net asset value as of, or during the next calendar year ended September 30, 2014.

The net change in unrealized appreciation is included in net change in unrealized appreciation on investments in Investment Funds on the Statement of Operations.

4. Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser a monthly fee (the “Management fee”) at the annual rate of 1.50% of the Fund’s monthly net asset value. During the six months ended September 30, 2013, the Adviser earned $362,558 of Management fees which is included in the Statement of Operations.

Each Independent Director of the Fund receives an annual retainer of $5,000 plus a fee of $500 for each meeting attended and a fee of $250 for each meeting by phone. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Directors for the six months ended September 30, 2013 were $3,920 which is presented as Directors’ fees in the Statement of Operations.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Directors.

The Adviser has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a one-year term beginning on the Initial Closing Date (October 1, 2011) and ending on the one year anniversary thereof (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described below) borne by the Fund to an amount not to exceed 0.75% per annum of the Fund’s net assets (the “Expense Cap”). The Adviser has elected to extend the term of the Expense Limitation and Reimbursement Agreement on a quarterly bases through December

CPG JPMorgan Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited)(Continued)

September 30, 2013

31, 2013. The Adviser will continue to review the Expense Limitation and Reimbursement Agreement on a quarterly basis going forward. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management fee; (ii) fees, expenses, allocations, etc. of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments, and (v) extraordinary expenses (as determined in the sole discretion of the Adviser). These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund’s net assets. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise to the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap in place at the time of reimbursement. For the six month ended September 30, 2013, the Adviser has waived $37,199 of expenses incurred by the Fund.

Must be Reimbursed Prior to:
	March 31, 2015	March 31, 2016	March 31, 2016	Total
Expense Amounts Subject to Reimbursement
	$ 396,274	$ 120,535	$ 37,199	$ 554,008

5. Administration, Custodian Fees and Distribution

Gemini Fund Services, LLC (“Gemini”, or the “Administrator”), serves as the administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as Administrator, the Fund pays Gemini a minimum fee along with annualized tier rate fee based upon the average net assets of the Fund. The Fund pays Gemini an annual per investor servicing fee. In addition, the Fund reimburses Gemini for certain out of pocket expenses incurred. A Gemini affiliate Northern Lights Compliance Services (“NLCS”) provides Chief Compliance Officer services to the Fund. An officer of NLCS is also an officer of the Fund.

Union Bank, N.A. serves as custodian (the “Custodian”) of the Fund’s assets and provides custodial services for the Fund.

Foreside Fund Services, LLC acts as the placement agent for the Fund’s Units on a best efforts basis, subject to various conditions. The Fund also may distribute Units through other brokers or dealers. The Fund will sell Units only to Qualified Investors (as defined in the Fund’s Private Placement Memorandum).

6. Investments in Investment Funds

As of September 30, 2013, the Fund had no investments in Investment Funds that were related parties.

Aggregate purchases and proceeds from sales of investments in Investment Funds for the six months ended September 30, 2013 amounted to $13,674,372 and $11,974,372, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2012 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2013 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to their general partners/managers in the form of management fees of 1.50% to 2.00% (per annum) of net assets and performance incentive fees or allocations up to 20.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available.

CPG JPMorgan Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited)(Continued)

September 30, 2013

7. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of its investment in the Investment Fund.

8. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9. Subsequent Events

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.  Management has evaluated subsequent events and the Fund admitted 22 new investors with contributions in the amount of $2,401,250 subsequent to the six month ended September 30, 2013.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC
SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
September 30, 2013

Investment Fund	Cost	Fair Value	% of Net Assets	Unrealized Gain from Investments	Initial Acquistion Date	Liquidity (a)	First Available Redemption (b)	Dollar Amount of Fair Value for First Available Redemption (b)
MULTI-STRATEGY - 100.0%
Citadel Kensington Global Strategies Fund, LTD (c)	$ 4,050,000	$ 4,236,273	8.62%	$ 186,273	8/1/2013	Quarterly	12/31/2013	$ 4,236,273
Davidson Kempner International, Ltd. (c)	140,000	700,520	1.42%	560,520	10/1/2011	Quarterly	12/31/2013	700,520
Double Black Diamond, L.P. (c)	3,735,420	3,991,471	8.12%	256,051	10/1/2012	Quarterly	12/31/2013	2,660,981
Fir Tree Value Fund, L.P. (c)	6,800,000	8,622,546	17.54%	1,822,546	10/1/2011	Annually	12/31/2013	708,702
Gavea Fund Plus, Ltd. (c)	8,474,372	7,996,087	16.26%	(478,285)	8/1/2013	Monthly	11/30/2013	7,996,087
Highbridge Capital L.P. (c)	8,210,031	8,600,473	17.49%	390,442	1/1/2013	Quarterly	12/31/2013	2,150,118
Wexford Offshore Spectrum Fund (c)	5,650,000	6,348,894	12.91%	698,894	10/1/2011	Quarterly	12/31/2013	5,927,930
York Total Return, L.P. (c)	7,400,000	8,655,290	17.60%	1,255,290	10/1/2011	Quarterly	12/31/2013	8,655,290
TOTAL MULTI-STRATEGY	$ 44,459,823	$ 49,151,554	99.96%	$ 4,691,731

SHORT TERM INVESTMENTS - 3.9%
Fidelity Institutional Tax-Exempt Portfolio - Institutional Class 0.0% (d)
	1,725,110	1,725,110	3.51%
JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class 0.0% (d)
	200,002	200,002	0.41%
TOTAL SHORT TERM INVESTMENTS	$ 1,925,112	$ 1,925,112	3.92%

TOTAL INVESTMENTS - 103.9% (Cost - $46,384,935) (e)		$ 51,076,666
LIABILITIES LESS OTHER ASSETS - (3.9) %		(1,904,106)
NET ASSETS - 100.0%		$ 49,172,560

(a)	Available frequency of redemptions after the initial lock up period, if any. Different tranches may have varying liquidity terms.
(b)	Investment Funds are available to be redeemed with no restrictions, as of the measurement date.
(c)	Investment Funds categorized as Level 2 investments.
(d)	Money market fund; interest rate relects seven-day effective yield on September 30, 2013.
(e)	Represents cost basis for financial reporting and federal tax purposes.

Complete information about the Investment Funds' underlying investments is not readily available.

See accompanying notes to the financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Supplemental Information

September 30, 2013 (Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC (UNAUDITED)

The Directors, including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), last evaluated the Investment Advisory Agreement (the "Advisory Agreement") at a meeting on September 13, 2013.  The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement.  The Directors reviewed materials furnished by Central Park Advisers, LLC (the "Adviser"), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition.  Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed.  The Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided by the Adviser, including its investment process, and the experience of the investment advisory and other personnel providing services to the Fund.  The Directors discussed the ability of the Adviser to manage the Fund's investments in accordance with the Fund's stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund.  The Directors acknowledged the Adviser's employment of highly skilled investment professionals, research analysts and administrative and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund.  The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser.  Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the personnel providing such services had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers ("Comparable Funds").  The Directors recognized that certain of the Comparable Funds that are structured as private funds are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund's performance relative to that of the Comparable Funds.  The Directors recognized that the Fund's year-to-date performance for the period ended July 31, 2013 approximated the median performance, and was within the range of the performance, of the Comparable Funds and was equal to the performance of the HFRI FOF index.  The Directors also recognized that the Fund's 2012 performance and its performance since inception, as of July 31, 2013, exceeded the performance of the HFRI FOF index.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund, as compared to those charged to the Comparable Funds.  The information presented to the Directors showed that, although the Fund's management fee was above the median management fee of the Comparable Funds, the Fund did not charge an incentive fee.  The Directors also recognized that the Fund's management fee was within the range of management fees charged by the Comparable Funds.  In comparing the advisory fees being charged to the Fund to the fees being charged to other advisory clients of the Adviser, the Directors noted that the Adviser did not provide comparable services to any other funds or client accounts following an investment objective and strategy similar to those of the Fund.  They recognized, however, that the Adviser provides services to certain private funds whose management fees were higher than the Fund's management fee.  In light of the foregoing, the Directors felt that the management fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of the Adviser, both before payment to brokers and after payment to brokers, and concluded that the profits to be realized by the Adviser under the Advisory Agreement were within a range the Directors considered reasonable and appropriate.  The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.  The Directors determined that the fee under the Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's length bargaining, and concluded that the fees were reasonable.  The Directors concluded that approval of the Advisory Agreement was in the best interests of the Fund and its investors.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

  (a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable. See Item 2.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(c) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CPG JPMorgan Alternative Strategies Fund , LLC

By (Signature and Title)

/s/ Mitchell A. Tanzman

                                                   Mitchell A. Tanzman, Principal Executive Officer

Date             December 9, 2013

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Mitchell A. Tanzman

                                                   Mitchell A. Tanzman, Principal Executive Officer

Date             December 9, 2013

By (Signature and Title)

/s/ Michael Mascis

                                                   Michael Mascis, Principal Accounting Officer

Date             December 9, 2013